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                                EXHIBIT (10)(K)

Amendment to original lease of March 28, 1995, Canton, Massachusetts between
       427 Turnpike Realty Trust and the Registrant dated April 1, 1998.
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                                                                   April 1, 1998

                              427 TURNPIKE STREET
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                        INTERNATIONAL ELECTRONICS, INC.
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                                AMENDMENT NO. 1
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Reference is made to the Lease dated March 28, 1995 (the "Lease" by and between
427 Turnpike Street Realty Trust (hereinafter called the "Landlord", which expression shall include its heirs, executors, successors and assigns where the context so admits) of one part, and International Electronics, Inc., a Massachusetts corporation (hereinafter called the "Tenant", which expression shall include its successors and assigns or executors and administrators where the context so admits) of the otherwise defined herein shall have the same meaning herein as therein.

For good and valuable consideration, the receipt and legal sufficiency which is hereby acknowledged, Lessor and Lessee hereby agree to amend the Lease as follows:

1.  (A) SUBJECTS REFERRED TO;
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LEASE TERM
OR TERM:       From April 15, 1998 through April 14, 2000.

FIXED RENT:    Fixed Rent shall be payable as follows:  $5.92 per rentable square foot, triple net, for all twenty-four (24) calendar months of the Lease Amendment Term. Fixed Rent shall be calculated on the aggregate square footage of the Existing
               Premises of 15,540 square feet.

2.  (B) LANDLORD'S REQUIRED WORK

               Should the Tenant request, Landlord's only work at the demised premises shall consist of the installation of carpet in the office space areas only. Landlord shall initially pay for the cost of the carpet, both items not to exceed the cost of Ten Thousand dollars ($10,000.00), and the Tenant shall pay back the Landlord the total cost of the carpet and its installation in twelve (12) equal monthly installments commencing on May 1, 1998.


5. (C) The Factor:  The factor shall be 38.4%.
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All other terms and conditions remain the same.  Executed as a sealed instrument this 2nd day of April, 1998.

  LANDLORD:    427 Turnpike Street Realty Trust
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  BY:          /s/ Shawn Rand
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               Shawn Rand, Agent



  TENANT:      International Electronics, Inc.
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  BY:          /s/ John Waldstein
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               John Waldstein
               By its President